________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 31, 2003


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-10109.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from January 1, 2003 to January 31, 2003 (the "Operating Reports") are filed as Exhibits 99.1 through
99.8 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.

Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for January 2003
99.2           United States Trustee Report of American Sintered Technologies, Inc. for January 2003
99.3           United States Trustee Report of Custom Technologies Corp. for January 2003
99.4           United States Trustee Report of Escast, Inc. for January 2003
99.5           United States Trustee Report of Fansteel Holdings, Inc. for January 2003
99.6           United States Trustee Report of Phoenix Aerospace Corp. for January 2003
99.7           United States Trustee Report of Washington Manufacturing Co. for January 2003
99.8           United States Trustee Report of Wellman Dynamics Corp. for January 2003


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  March 11, 2003

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

Monthly Operating Report
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
Required Documents
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                       2/28/2003
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 3,758,488       $ 3,585,000        $ 52,255,141    $ 52,490,797
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -           2,350,183       2,200,000
InterCompamy Transfers                (465,832)                -           1,194,644       1,806,000
Other                                  328,070           329,600           6,031,836       5,817,057

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  3,620,726         3,914,600          61,831,804      62,313,854
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            784,465           811,040           9,742,266      10,156,409
Payroll Taxes                          369,731           367,820           4,469,562       4,624,437
Accounts Payable                     1,877,545         2,493,893          23,736,856      30,514,837
Profit Sharing / Pension               187,336           218,344           1,984,818       2,163,947
Insurance                              443,266           608,409           7,561,527      11,312,122
Commissions                             64,297           114,400           1,440,674       1,858,065
Utilities                              226,181           203,160           2,282,925       2,401,900
Leases / Rents                          47,319            54,838             383,729         524,111
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           514,086           694,385           4,819,949       7,367,417
Capital Expenditures                    14,066            74,000             474,862         257,300
US Trustee Fees                         15,750            50,000              36,250         114,500
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements             4,544,042         5,690,288          56,933,418      71,295,044
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                     $   (923,315)     $ (1,775,688)      $   4,898,385     $(8,981,190)
-------------
                                 ==============   ===============     ===============   =============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
 Petty Cash                             N/A        Petty cash               $    1,665

   National City Bank              884096887        Operational              4,133,334

   National City-Schulz             18082912        Disbursement                  (128)

   National City-Schulz           5300011495        Payroll                          -

   Bank of Waukegan                  1976083        Health Insurance                 -

   Corporate Payroll                       -        Clearing                         -

   First Midwest Bank                0173906        Petty Cash                   1,154

   Mellon Bank                       0111587        Operational                      -

   National City Bank              884157627        Blocked                    747,568

   National City Bank              884096879        Payroll                          -

   National City Bank              884157643        Benefit Bank                (4,147)

   National City Bank              884096908        Health Insurance           (18,064)

   Schulz Escrow Account           884264502        Schulz Sale              1,877,026

   National City                   884096772        Operational               (227,904)

   Mellon Bank                       1465820        Payroll                          -

   National City Bank              884096799        Disbursement                 4,413

   Bank One                        261379147        Payroll                      1,670

   National City Bank              884156747        Disbursements               (9,956)

                                           0        0                                -

   National City Bank               18081568        Disbursements             (105,532)

   National City Bank               18081576        Payroll                          -

   National City Bank              884096780        Operational                (79,331)

   Hancock Bank                   01-0101494        Payroll                      5,250

   Bancorp South                    06582837        Operational                  4,871

   National City                   658912591        Payroll                      4,841

                                                                           -----------
                                                                            $6,336,730
                                                                           ===========

Bank reconciliations are available.



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD January 31, 2003
                                                                                ---------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                January, 2003       FILING TO DATE
                                                --------------      ----------------
Gross Sales                                       $ 3,631,495        $ 49,352,755
Less: Defective mat'l returned                              -                   -
        Sales allowances                                8,123             152,560
        Cash discounts                                 14,718             267,841
                                                --------------      --------------
           Total sales deductions                      22,841             420,401
                                                --------------      --------------
        NET SALES                                   3,608,654          48,932,354
                                                --------------      --------------
Cost of Sales                                       3,266,973          48,863,098
                                                --------------      --------------
        GROSS PROFIT                                  341,681              69,256
                                                --------------      --------------
Selling, General & Admin. Expense
    Selling expense                                   260,255           3,655,246
    General & Admin. expense                          647,362           7,277,088
    Corporate Fees                                   (228,250)         (2,425,106)
                                                --------------      --------------
      Total S G & A and Environ. Expense              679,367           8,507,228
                                                --------------      --------------
        OPERATING INCOME                             (337,686)         (8,437,972)
                                                --------------      --------------
OTHER INCOME (EXPENSE)
    Other Income from Investment in Subsidiaries            -            (968,257)
    Other Income (Expense)                             (3,600)         10,786,408
    Interest Income (Expense)                         (46,122)           (300,764)
                                                --------------      --------------
        Other Income (Expense)                        (40,722)          9,517,387
                                                --------------      --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             (387,408)         (1,079,415)
                                                --------------      --------------
REORGANIZATION ITEMS
    Professional Fees                                 174,416           3,288,800
    US Trustee Quarterly Fees                          10,250              31,250
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    184,666           3,320,050
                                                --------------      --------------
INCOME (LOSS) BEFORE TAXES                           (572,074)         (2,240,635)

Provision for Taxes                                    79,000             436,000
                                                --------------      --------------
NET INCOME (LOSS)                               $    (651,074)      $  (2,676,635)
                                                ==============      ==============

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                         1/31/03            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     5,589,162      $  1,438,344
    Restricted cash and cash equivalents                     747,568                 -
    Accounts receivable - net                              6,289,514        14,281,299
    Inventories -net                                       5,917,361        13,747,533
    Other assets - current                                 1,992,254           805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           20,535,859        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    Intercompany receivable                               37,028,617        35,224,200
    Investment in subsidiaries                            10,131,855        15,221,175
    Other                                                  6,476,266           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             53,636,738        50,565,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              5,021,497         4,925,497
    Machinery and equipment                               36,538,518        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            41,941,363        41,258,055
    Less: Accum. depreciation and amortization            35,380,213        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,561,150         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    80,733,747      $ 87,549,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                       1/31/03            1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       2,702,790                 -
    Accrued liabilities                                    7,070,995                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                       9,773,785                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                          -                 -
    Intercompany payable                                   2,111,939                 -
    Long-term pension liability                            1,523,942                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                         3,635,881                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          13,409,666                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt 1                                          907,077         5,336,367
    Unsecured debt                                        78,761,709        90,565,733
    Intercompany payable                                  26,579,677        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          106,248,463       123,801,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        119,658,129       123,801,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (13,024,000)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (2,676,635)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (38,924,382)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $    80,733,747      $ 87,549,060
                                                     ===============      ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
---------------------------------------------------------------------------------------------
Withholding                          32,306          163,158       142,957        52,507
FICA-Employee                        20,648           93,023        87,096        26,575
FICA-Employer                        20,646           93,024        87,096        26,574
Unemployment                          2,132            4,991         2,156         4,967
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                ----------------------------------------------------------
   TOTAL FEDERAL TAXES           $   75,732         $354,196      $319,305    $  110,623
                                ----------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                          22,750           50,863        47,080        26,533
Unemployment                         24,290           19,989         1,060        43,219
Sales                                41,255            4,781         3,072        42,964
Income Tax                                0                0             0             0
Real Property                        90,926           27,612             0       118,538
Personal Property                    19,269            1,500             0        20,769
Other: Local                          1,710              682         2,290           102
                                ----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES    $  200,200       $  105,427      $ 53,502    $  252,125
                                ----------------------------------------------------------
TOTAL POST PETITION TAXES        $  275,932       $  459,623      $372,807    $  362,748
                                ==========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      2,702,790    0           0             0             0          2,702,790
Wages Payable                         2,090,693    0           0             0             0          2,090,693
Taxes Payable (Other than income)       362,748    0           0             0             0            362,748
Professional Fees                       887,096    0           0             0             0            887,096
Rent/Lease - Building                         0    0           0             0             0                  0
Rent/Lease - Equipment                        0    0           0             0             0                  0
Other Accrued Liabilities             3,730,458    0           0             0             0          3,730,458
Income Taxes Payable                          0    0           0             0             0                  0
Secured Debt                                  0    0           0             0             0                  0
Intercompany Payable                  2,111,939    0           0             0             0          2,111,939
Other LT Liabilities                  1,523,942    0           0             0             0          1,523,942
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $13,409,666   $0          $0            $0            $0        $13,409,666
                                   ============================================================================

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

-------------------------------------------------------------------------------------------
                                              Dates            Amount         Check Nos.
Description of Tax          State             Paid              Paid           or EFT
-------------------------------------------------------------------------------------------
State Withholding           California       01/07/03          2,751           98205
State Withholding           California       01/14/03          1,687           98246
State Withholding           California       01/21/03          2,731           98300
State Withholding           California       01/28/03          2,777           98324
State Withholding           Connecticut      01/09/03          1,054           98228
State Withholding           Connecticut      01/16/03          1,072           98268
State Withholding           Connecticut      01/23/03          1,135           98309
State Withholding           Connecticut      01/30/03          1,264           98341
State Withholding           Illinois         01/07/03             46           98210
State Withholding           Illinois         01/09/03          1,383           98231
State Withholding           Illinois         01/23/03          1,429           98312
State Withholding           Indiana          01/28/03            584           98329
State Withholding           Kentucky         01/30/03          2,149           98345
State Withholding           Michigan         01/14/03            473           98255
State Withholding           Mississippi      01/14/03          3,683           98257
State Withholding           New Jersey       01/28/03            328           98332
State Withholding           Oklahoma         01/14/03          1,492           98258
State Withholding           Pennsylvania     01/02/03          4,759           98199
State Withholding           Pennsylvania     01/21/03          4,116           98304
State Withholding           Wisconsin        01/14/03            512           98262
State Withholding           Wisconsin        01/30/03            533           98362
Sales Tax - Monthly         Mississippi      01/20/03            839           98287
Sales Tax - Quarterly       California       01/21/03            185           98301
Sales Tax - Quarterly       Massachusetts    01/20/03             23           98282
Sales Tax - Quarterly       New Jersey       01/20/03            543           98288
Sales Tax - Annual          Connecticut      01/21/03          1,481           98302
Unemployment                Federal          01/30/03            524            EFT
Unemployment                California       01/30/03            151           98339
Unemployment                Connecticut      01/30/03          2,011           98342
Unemployment                Pennsylvania     01/30/03            530           98351
FICA & Fed W/H              Federal          01/02/03         49,165            EFT
FICA & Fed W/H              Federal          01/08/03         74,757            EFT
FICA & Fed W/H              Federal          01/15/03         40,379            EFT
FICA & Fed W/H              Federal          01/22/03        100,439            EFT
FICA & Fed W/H              Federal          01/29/03         52,409            EFT
City/Cnty Occupational Tax  Lexington KY     01/28/03          1,542           15909
City/Cnty School Tax        Lexington KY     01/28/03            748           15906
Local W/H Tax               Pennsylvania     01/31/03         11,123  1886, 1887-1894, 1897-1901



                                                         ------------
TOTAL POST PETITION TAXES PAID                             $ 372,807
                                                         ============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period           7,694,994
PLUS Amounts billed during the period                                        3,686,139
LESS Amounts collected during the period                                     3,758,488
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                $7,622,645
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                3,894,175
31-60 days old                                                               1,024,515
61-90 days old                                                                 930,936
91+ days old                                                                 1,773,019
                                                                        ----------------
Total Accounts Receivable                                                    7,622,645
Amount considered uncollectible (bad debt)                                   1,440,279
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                  $6,182,366
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                  x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                       2/28/2003
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                ----------------
                                                             REPORTING PERIOD   January 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     ---------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    --------------
RECEIPTS
--------

A/R Collections                $ 641,282        $ 675,000         $ 9,914,352       $ 9,858,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
InterCompany Transfers            31,454                -          (1,412,908)        (646,000)
Other                                537                -              12,163             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              673,273          675,000           8,513,607         9,213,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                       86,237           93,000           1,194,240         1,247,788
Payroll Taxes                     41,665           36,000             600,139           541,317
Accounts Payable                 475,180          375,000           5,934,930         5,861,571
Profit Sharing / Pension               -                -                   -                 -
Insurance                          4,878            5,000             273,225           364,412
Commissions                       19,659           22,000             341,524           322,892
Utilities                         23,457           25,000             244,840           334,925
Leases / Rents                         -                -                   -            13,143
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
Capital Expenditures                   -                -               1,741             2,000
US Trustee Fees                    2,500                -              15,250               250
Court Costs                            -                -                   -                 -
                              -----------   --------------     ---------------    --------------
     Total disbursements         653,576          556,000           8,605,889         8,688,298
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                 $   19,697    $     119,000      $      (92,282)    $     525,341
-------------                 ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

BANK RECONCILATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  Petty Cash                                 N/A       Petty cash     $    300

  National City Bank of PA                239732043    Payroll        $  3,608

  National City Bank                      884096860    Disbursement   $(78,237)

                                                                             -

                                                                             -

                                                                      ---------
                                                                      $(74,329)
                                                                      =========

Bank reconciliations are available.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                           January 2003       FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $   881,582         $10,233,327
Less: Defective mat'l returned                         -                   -
         Sales allowances                              -               5,092
         Cash discounts                            3,112              60,817
                                          ---------------    ----------------
            Total sales deductions                 3,112              65,909
                                          ---------------    ----------------

         NET SALES                               878,470          10,167,418
                                          ---------------    ----------------

Cost of Sales                                    745,853           8,394,315
                                          ---------------    ----------------

         GROSS PROFIT                            132,617           1,773,103
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               47,284             665,724
    General & Admin. expense                      30,896             390,309
    Corporate Fees                                31,500             103,855
                                          ---------------    ----------------
      Total S G & A and Environ. Expense         109,680           1,159,888
                                          ---------------    ----------------

         OPERATING INCOME                         22,937             613,215
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                                   -              (3,435)
                                          ---------------    ----------------
         Other Income (Expense)                        -              10,466
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          22,937             623,681
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             31,000             194,250
    US Trustee Quarterly Fees                      2,500              15,250
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               33,500             209,500
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                       (10,563)            414,181

Provision for Taxes                               (4,000)            154,000
                                          ---------------    ----------------

NET INCOME (LOSS)                               $ (6,563)          $ 260,181
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                      1/31/03         1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              ($74,329)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                          1,162,497        894,078
    Inventories -net                                     321,838        549,646
    Other assets - current                                22,964          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,432,970      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                            1,453,280              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,660,340      2,207,060
                                                    ------------    ------------
PROPERTY , PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,774,346      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,706,383      5,704,900
    Less: Accum. depreciation and amortization         2,576,696      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           3,129,687      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 8,222,997    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                     1/31/03         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     470,096              -
    Accrued liabilities                                  355,559              -
    Accrued income taxes                                 149,133              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                     974,788              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  26,682              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        26,682              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                       1,001,470              -
                                                   ------------    ------------


LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,056,640      1,056,640
    Priority debt 1                                      154,826        306,530
    Unsecured debt                                       983,071      1,206,760
    Intercompany payable                               4,381,637      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,576,174      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,577,644      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     260,181              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    645,353        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $ 8,222,997    $ 7,323,049
                                                    ============    ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                                 0           14,306         14,306              0
FICA-Employee                               0            9,600          9,600              0
FICA-Employer                           5,494            8,961          9,599          4,856
Unemployment                            2,189              573              0          2,762
Income Tax                            134,133           (4,000)             0        130,133
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -------------------------------------------------------------
   TOTAL FEDERAL TAXES               $141,816          $29,440        $33,505       $137,751
                                  -------------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                             3,474            4,703          7,921            256
Unemployment                            1,563            6,779            239          8,103
Sales                                       0                0              0              0
Income Tax                             19,000                0              0         19,000
Real Property                               0            1,807              0          1,807
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $24,037          $13,289         $8,160        $29,166
                                  -------------------------------------------------------------
                                  -------------------------------------------------------------
TOTAL POST PETITION TAXES            $165,853          $42,729        $41,665       $166,917
                                  =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


---------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ----------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
---------------------------------------------------------------------------------------------------------------------

Accounts Payable                       470,096         0         0            0             0             470,096
Wages Payable                          256,208         0         0            0             0             256,208
Taxes Payable (Other than income)       17,784         0         0            0             0              17,784
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities               81,567         0         0            0             0              81,567
Income Taxes Payable                   149,133         0         0            0             0             149,133
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    26,682         0         0            0             0              26,682
Other LT Liabilities                         0         0         0            0             0                   0
                                   ----------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $1,001,470        $0        $0           $0            $0          $1,001,470
                                   ==================================================================================


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

DETAIL OF POSTPETTION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           01/15/03       $13,759                EFT
FICA and Federal           01/29/03        19,296                EFT
FICA and Federal           01/31/03           450                EFT
State withholding          01/08/03         1,461               12256
State withholding          01/31/03         1,975               12342
Local withholding          12/31/02         4,485               12357
State unemployment         01/29/03           239               12358























                                      ------------
TOTAL POST PETITION TAXES PAID            $41,665
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period      $934,502
PLUS Amounts billed during the period                                    876,249
LESS Amounts collected during the period                                 641,282
                                                                      ----------
Total Accounts Receivable at the end of the reporting period          $1,169,469
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                          1,041,829
31-60 days old                                                           115,374
61-90 days old                                                             7,050
91+ days old                                                               5,216
                                                                      ----------
Total Accounts Receivable                                              1,169,469
Amount considered uncollectible (bad debt)                                 7,072
                                                                      ----------
Accounts Receivable (Net) at the end of the current period            $1,162,397
                                                                      ==========



DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this rexorting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                               x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT

                                                                         DOCUMENT          EXPLANATION
                                                            FORM NO.      ATTACHED          ATTACHED
                                                          ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements               MOR 1          None
    Bank Reconciliations                                  MOR 1 (cont)   None
    Copies of bank statements                                            None
    Cash disbursement journals                                           None
Statement of operations                                   MOR 2          None
Balance Sheet                                             MOR 3          Attached
Status of Postpetition Taxes                              MOR 4          None
    Copies of payment receipts                                           None
    Copies of tax returns filed during reporting period                  None
Summary of Unpaid Postpetition Debts                      MOR 4          None
    Listing of aged accounts payable                                     None
Accounts Receivable Reconciliation and Aging              MOR 5          None
Debtor Questionnaire                                      MOR 5          Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                         2/28/2003
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual

Custom Technologies Corp.                                  Case #
                                                                 -------------
                                                 Reporting Period
                                                                 -------------

Statement of Operations (MOR-2)
                                                            Month of                     Cumulative
                                                          January 2003                 Filing to Date
                                                         --------------

Gross Sales                                              $            -                $            -
Less:  Defective mat'l returned                                       -                             -
       Sales allowances                                               -                             -
       Cash discounts                                                 -                             -
                                                         --------------                --------------
          Total sales deductions                                      -                             -
                                                         --------------                --------------

       Net Sales                                                      -                             -
                                                         --------------                --------------

Cost of Sales                                                         -                             -
                                                         --------------                --------------

       Gross Profit                                                   -                             -
                                                         --------------                --------------

Selling, General & Admin. Expense
   Selling expense                                                    -                             -
   General & Admin. expense                                           -                             -
   Corporate Fees                                                     -                             -
                                                         --------------                --------------
     Total S G & A and Environ. Expense                               -                             -
                                                         --------------                --------------

       Operating Income                                               -                             -
                                                         --------------                --------------

Other Income (Expense)
   Income (Loss) from Investment in Subsidiaries                      -                    (1,255,380)
   Interest Expense                                                   -                             -
                                                         --------------                --------------
     Other Income (Expenses                                           -                    (1,255,380)
                                                         --------------                --------------

Income (Loss) Before
  Reorganization Items                                                -                    (1,255,380)
                                                         --------------                --------------

Reorganization Items
   Professional Fees                                                  -                             -
   US Trustee Quarterly Fees                                          -                             -
   (Gain) Loss from sale of equipment                                 -                             -
   Other Reorganization Expenses                                      -                             -
                                                         --------------                --------------
     Total Reorganization Items                                       -                             -
                                                         --------------                --------------


Income (Loss) Before Taxes                                            -                    (1,255,380)

Provision for Taxes                                                   -                             -
                                                         --------------                --------------

Net Income (Loss)                                        $            -                $   (1,255,380)
                                                         ==============                ==============


CUSTOM TECHNOLOGIES CORP.                             CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  January 31, 2003
                                                              -----------------


BALANCE SHEET (MOR -3)
                                                    1/31/03          1/15/02
                                                 -------------   --------------
ASSETS
---------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                 $0-    $           -
    Restricted cash and cash equivalents                     -                -
    Accounts receivable - net                                -                -
    Inventories - net                                        -
    Other assets - current                                   -                -
                                                 -------------   --------------
           TOTAL CURRENT ASSETS                              -                -
                                                 -------------   --------------
OTHER ASSETS
    Deferred income taxes                                    -                -
    Intercompany receivable                      $   1,332,139        1,332,139
    Investment in subsidiaries                      38,374,978       39,630,358
    Other                                                    -                -
                                                 -------------   --------------
           TOTAL OTHER ASSETS                       39,707,117       40,962,497
                                                 -------------   --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     -                -
    Buildings                                                -                -
    Machinery and equipment                                  -                -
                                                 -------------   --------------
           Total property, plant and equipment               -                -
    Less: Accum. depreciation and amortization               -                -
                                                 -------------   --------------
           NET PROPERTY, PLANT AND EQUIPMENT                 -                -
                                                 -------------   --------------
TOTAL ASSETS                                     $  39,707,117    $  40,962,497
                                                 =============   ==============


LIABILITIES & SHAREHOLDERS' EQUITY                   1/31/03         1/15/02
--------------------------------------------     -------------   --------------
LIABILITIES (POSTPETITION)
--------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt            $           -    $           -
    Accounts payable                                         -                -
    Accrued liabilities                                      -                -
    Accrued income taxes                                     -                -
    Dividends payable                                        -                -
                                                 -------------   --------------
           TOTAL CURRENT LIABILITIES                         -                -
                                                 -------------   --------------
LONG-TERM DEBT - SECURED                                     -                -
                                                 -------------   --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                -                -
    Deferred income taxes                                    -                -
    Intercompany payable                                     -                -
    Long-term pension liability                              -                -
                                                 -------------   --------------
           TOTAL OTHER LIABILITIES                           -                -
                                                 -------------   --------------
TOTAL LIABILITIES (POSTPETITION)                             -                -
                                                 -------------   --------------



LIABILITIES (PREPETITION)
--------------------------------------------
    Secured debt                                             -                -
    Priority debt                                            -                -
    Unsecured debt                                           -                -
                                                 -------------    -------------
TOTAL LIABILITIES (PREPETITION)                              -                -
                                                 -------------    -------------
TOTAL LIABILITIES                                            -                -
                                                 -------------    -------------

SHAREHOLDERS' EQUITY
    Common stock                                         1,000            1,000
    Capital in excess of par value                  23,380,700       23,380,700
    Equity - unearned compensation                           -                -
    Minimum pension liability adjustment                     -                -
    Foreign currency translation adjustment                  -                -
    Retained earnings - prepetition                 17,580,797       17,580,797
    Retained earnings - postpetition                (1,255,380)               -
                                                 -------------   --------------
           TOTAL SHAREHOLDERS' EQUITY               39,707,117       40,962,497
                                                 -------------   --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY       $  39,707,117    $  40,962,497
                                                 =============   ==============


CUSTOM TECHNOLOGIES CORP.                                            CASE #  02-10109 (JJF)
                                                                             -----------------
                                                           REPORTING PERIOD  January 31, 2003
                                                                             -----------------

DEBTOR QUESTIONNAIRE (MOR - 5)                                                   YES       NO
                                                                                ------   ------
1.  Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation
    below.                                                                                 x

2.  Have any funds been disbursed from any accounts other than a debtor in possession account in this reporting period? If yes, provide an
    explanation below.                                                                     x

3.  Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                            x

4.  Are workers compensation, general liability and other necessary
    insurance coverages in effect? If no, provide an explanation below.           x


                                                                                EXHIBIT 99.4


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        2/28/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,430,368     $  1,230,000     $  14,585,491    $  14,411,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompany Transfers               (8,745)               -          (157,044)               -
Other                              (103,580)               -          (380,363)               -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,318,043        1,230,000        14,048,084       14,411,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          68,765           71,491         1,081,713        1,052,631
Payroll Taxes                        29,113           25,874           408,773          405,281
Accounts Payable                  1,040,194        1,004,973        12,111,410       11,993,597
Profit Sharing / Pension                  -                -            15,128           15,000
Insurance                                 -                -            50,624           56,435
Commissions                          17,969           32,000           315,802          342,000
Utilities                             9,694            8,700           123,587          101,313
Leases / Rents                        6,968            6,700            72,445           69,696
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
Capital Expenditures                      -                -                 -                -
US Trustee Fees                       8,000                -            24,250            8,000
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements          1,180,702        1,149,738        14,203,731       14,043,953
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $     137,341     $     80,262     $    (155,647)   $     367,821
-------------                 ==============    =============    ==============   ==============



ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
                                        -------------    -----------------      --------------
   Petty Cash                           N/A              Petty cash             $       700

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement               (72,341)

   Bank One                             2135-439-0104    Payroll                     11,408

   Texas Commerce Bank                  85808720641      Disbursement                 9,502

                                                                                --------------
                                                                                $   (50,731)
                                                                                ==============
Bank reconciliations are available.



ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                      Month of       CUMULATIVE
                                                   January, 2003   FILING TO DATE
                                                  --------------   --------------
Gross Sales                                       $  1,678,459      $ 16,024,582
Less: Defective mat'l returned                           1,590            10,085
         Sales allowances                                    -            11,678
         Cash discounts                                  4,860            93,514
                                                  -------------     -------------
            Total sales deductions                       6,450           115,277
                                                  -------------     -------------

         NET SALES                                   1,672,009        15,909,305
                                                  -------------     -------------

Cost of Sales                                        1,347,973        13,026,715
                                                  -------------     -------------

         GROSS PROFIT                                  324,036         2,882,590
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     60,477           760,486
    General & Admin. expense                            56,799           707,522
    Corporate Fees                                      48,000           549,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               165,276         2,017,508
                                                  -------------     -------------

         OPERATING INCOME                              158,760           865,082
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries            -           171,737
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                              -           171,737
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                               158,760         1,036,819
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   52,000           420,750
    US Trustee Quarterly Fees                            8,000            24,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     60,000           445,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                              98,760           591,819

Provision for Taxes                                     38,186           175,198
                                                  -------------     -------------

NET INCOME (LOSS)                                 $     60,574      $    416,621
                                                  =============     =============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------


BALANCE SHEET (MOR-3)
                                                                   1/31/03            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                           ($50,731)      $   104,916
    Restricted cash and cash equivalents                                    -                 -
    Accounts receivable - net                                       2,620,456           956,901
    Inventories -net                                                1,327,937         1,085,331
    Other assets - current                                            112,876            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     4,010,548         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                                   -           575,991
    Intercompany receivable                                           815,150           316,912
    Investment in subsidiaries                                      2,790,894         2,619,157
    Other                                                               6,683                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       3,612,727         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                               68,653            68,653
    Buildings                                                          84,942            84,942
    Machinery and equipment                                         4,470,263         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,623,858         4,454,513
    Less: Accum. depreciation and amortization                      2,239,497         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,384,361         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                      $10,007,626       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                 1/31/03            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                          $            -       $         -
    Accounts payable                                                  580,161                 -
    Accrued liabilities                                               358,045                 -
    Accrued income taxes                                              100,567                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                1,038,763                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              778,098                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    778,098                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                    1,816,861                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt 1                                                    27,482           116,378
    Unsecured debt                                                  1,092,539         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     1,959,846         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   3,776,707         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                  416,621                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               6,230,919         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                      $  10,007,626       $ 8,233,914
                                                                =============       ===========

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------


STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
------------------------------------------------------------------------------------------------------
Withholding                                0           12,004         12,004                  0
FICA-Employee                              0            7,271          7,271                  0
FICA-Employer                             68            9,190          9,216                 42
Unemployment                              36              681            621                 96
Income Tax                            63,841           36,716              0            100,557
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   -------------------------------------------------------------------
   TOTAL FEDERAL TAXES             $  63,945          $65,863        $29,113           $100,695
                                   -------------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                              876                0              0                876
Unemployment                             289              302              0                591
Sales                                  2,026                0              0              2,026
Income Tax                                 0                0              0                  0
Real Property                          3,782                0              0              3,782
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   -------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $6,973             $302             $0             $7,275
                                   -------------------------------------------------------------------
                                   -------------------------------------------------------------------
TOTAL POST PETITION TAXES          $  70,918          $66,165        $29,113           $107,970
                                   ===================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      580,161         0              0             0                0               580,161
Wages Payable                         122,843         0              0             0                0               122,843
Taxes Payable (Other than income)       7,413         0              0             0                0                 7,413
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities             227,789         0              0             0                0               227,789
Income Taxes Payable                  100,557         0              0             0                0               100,557
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  778,098         0              0             0                0               778,098
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS           $1,816,861        $0             $0            $0               $0            $1,816,861
                                 ===========================================================================================


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-----------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
-----------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                          29,113              EFT
      each  week.






















                                                            ---------
TOTAL POST PETITION TAXES PAID                                 29,113
                                                            =========


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  2,373,275
PLUS Amounts billed during the period                                          1,672,009
LESS Amounts collected during the period                                       1,430,368
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  2,614,916
                                                                            ============

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------
0-30 days old                                                                  2,253,788
31-60 days old                                                                   308,693
61-90 days old                                                                    42,858
91+ days old                                                                       9,577
                                                                            ------------
Total Accounts Receivable                                                      2,614,916
Amount considered uncollectible (bad debt)                                        13,842
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  2,601,074
                                                                            ============


DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
----------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                     No

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                         No

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes

4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------

REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                         2/28/2003
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                  250             -         1,000           750
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                     250             -         1,000           750
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     17            18           223           171
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                         250             -         1,000           750
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                267            18         1,223           921
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (17)   $      (18)   $     (223)   $     (171)
-------------                    ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    January 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational       $662

                                                                            -

                                                                            -
                                                                      ----------
                                                                         $662
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    January 31, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     Month of            CUMULATIVE
                                                  January, 2003        FILING TO DATE
                                                 ---------------      -----------------
Gross Sales                                        $          -         $          -
Less: Defective mat'l returned                                -                    -
         Sales allowances                                     -                    -
         Cash discounts                                       -                    -
                                                 ---------------      -----------------
            Total sales deductions                            -                    -
                                                 ---------------      -----------------
         NET SALES                                            -                    -
                                                 ---------------      -----------------
Cost of Sales                                                 -                    -
                                                 ---------------      -----------------
         GROSS PROFIT                                         -                    -
                                                 ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                           -                    -
    General & Admin. expense                                 (1)               7,961
    Corporate Fees                                         (250)              (1,000)
                                                 ---------------      -----------------
      Total S G & A and Environ. Expense                   (251)               6,961
                                                 ---------------      -----------------

         OPERATING INCOME                                   251               (6,961)
                                                 ---------------      -----------------
OTHER INCOME (EXPENSE)
    Other (Loss) from Investment in Subsidiaries              -           (1,427,117)
    Interest Expense                                          -                    -
                                                 ---------------      -----------------
         Other Income (Expense)                               -           (1,427,117)
                                                 ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    251           (1,434,078)
                                                 ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                         -                    -
    US Trustee Quarterly Fees                               250                1,000
    (Gain) Loss from sale of equipment                        -                    -
    Other Reorganization Expenses                             -                    -
                                                 ---------------      -----------------
         Total Reorganization Items                         250                1,000
                                                 ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                                    1           (1,435,078)

Provision for Taxes                                           -                    -
                                                 ---------------      -----------------
NET INCOME (LOSS)                                  $          1         $ (1,435,078)
                                                 ===============      =================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                    1/31/03           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        662      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories -net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           662               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     39,127,225        40,554,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      39,127,225        40,554,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 39,127,887      $ 40,555,227
                                                 =============    ==============
LIABILITIES & SHAREHOLDERS' EQUITY                  1/31/03           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                     $ -               $ -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                5,308                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      5,308                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        5,308                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                           -             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,857,357        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,357        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,862,665        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 9,700,300         9,700,300
    Retained earnings - postpetition               (1,435,078)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               8,265,222         9,700,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY       $ 39,127,887      $ 40,555,227
                                                 =============    ==============




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    January 31, 2003
                                                                                ----------------


SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   5,308         0            0            0              0            5,308
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $5,308        $0           $0           $0             $0           $5,308
                                 ======================================================================================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    January 31, 2003
                                                                                ----------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.6


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT
                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          None         No
    Bank Reconciliations                                  MOR 1 (cont)   None         No
    Copies of bank statements                                            None         No
    Cash disbursement journals                                           None         No
Statement of operations                                   MOR 2          Attached     No
Balance Sheet                                             MOR 3          Attached     No
Status of Postpetition Taxes                              MOR 4          None         No
    Copies of payment receipts                                           None         No
    Copies of tax returns filed during reporting period                  None         No
Summary of Unpaid Postpetition Debts                      MOR 4          None         No
        Listing of aged accounts payable                                 None         No
Accounts Receivable Reconciliation and Aging              MOR 5          None         No
Debtor Questionnaire                                      MOR 5          Attached     No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                           2/28/2003
--------------------------------------------     ------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     ------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual


PHOENIX AEROSPACE CORP.                               CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  January 31, 2003
                                                              -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of         CUMULATIVE
                                             January, 2003      FILING TO DATE
                                             --------------    ----------------

Gross Sales                                    $        -         $         -
Less: Defective mat'l returned                          -                   -
        Sales allowances                                -                   -
        Cash discounts                                  -                   -
           Total sales deductions             ------------      ---------------
                                                        -                   -
                                              ------------      ---------------

        NET SALES                                       -                   -
                                              ------------      ---------------

Cost of Sales                                     (5,444)             (68,055)
                                              ------------      ---------------

        GROSS PROFIT                               5,444               68,055
                                              ------------      ---------------

Selling, General & Admin. Expense
    Selling expense                                     -                   -
    General & Admin. expense                            -                   -
    Corporate Fees                                   (250)             (1,000)
                                              ------------      ---------------
      Total S G & A and Environ. Expense             (250)             (1,000)
                                              ------------      ---------------

        OPERATING INCOME                           5,694               69,055
                                              ------------      ---------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                   -
    Interest Expense                                    -                   -
                                              ------------      ---------------
       Other Income (Expense)                           -                   -
                                              ------------      ---------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           5,694               69,055
                                              ------------      ---------------

REORGANIZATION ITEMS
    Professional Fees                                   -                   -
    US Trustee Quarterly Fees                         250               1,000
    (Gain) Loss from sale of equipment                  -                   -
    Other Reorganization Expenses                       -                   -
                                              ------------      ---------------
        Total Reorganization Items                    250               1,000
                                              ------------      ---------------

INCOME (LOSS) BEFORE TAXES                          5,444              68,055

Provision for Taxes                                     -                   -
                                              ------------      ---------------

NET INCOME (LOSS)                              $    5,444        $     68,055
                                              ============      ===============




PHOENIX AEROSPACE CORP.                               CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  January 31, 2003
                                                              -----------------

BALANCE SHEET (MOR-3)

                                                   1/31/03          1/15/02
                                                 ------------     ------------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories -net                                      -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         546,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       546,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       50,836             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        674,164            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,220,164       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 1/31/03          1/15/02
------------------------------------------       ------------     ------------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                  -                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                        -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                          -                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                         -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                 68,055                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,220,164          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY     $  1,220,164       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                -----------------

DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                          YES             NO
--------------------------------------------------------------------------------------------------

1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                                        X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                                        X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.                           X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                                  X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.7

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        2/28/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $    831,285     $ 1,019,000         $13,378,651     $   13,753,026
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                                282,543                -            883,368           (360,000)
Other                                         5,791                -             32,191              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                       1,119,619        1,019,000         14,294,210         13,394,202
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 266,557          270,000          3,281,917          3,359,193
Payroll Taxes                               131,551          125,000          1,653,156          1,477,904
Accounts Payable                            543,849          459,000          7,626,022          6,681,062
Profit Sharing / Pension                     23,288           22,000            319,773            261,985
Insurance                                     2,325                -            674,205            592,343
Commissions                                  40,250           37,000            572,198            607,468
Utilities                                    17,159            9,000            162,843            146,498
Leases/Rents                                  6,750            3,000             48,374             54,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -              4,358                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
Capital Expenditures                         20,450                -             20,450                  -
US Trustee Fees                               7,000                -             23,250              8,000
Court Costs                                       -                -                  -                  -
                                       ------------     ------------        -----------     --------------
     Total disbursements                  1,059,179          925,000         14,386,546         13,188,453
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $     60,440     $     94,000        $   (92,336)    $      205,749
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  US Bank                       1 964 5603 899   Payroll - Hourly    $       52

  US Bank                       1 964 5603 800   Payroll - Salaried         100

  Petty Cash                                     Petty Cash                 598

  National City                 884096836        Disbursement-AP        (69,821)

                                                                              -

                                                                              -
                                                                     -----------
                                                                     $  (69,071)
                                                                     ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                              Month of           CUMULATIVE
                                             January 2003       FILING TO DATE
                                            --------------    -----------------

Gross Sales                                  $ 1,112,834      $ 13,794,465
Less: Defective mat'l returned                     1,222           (83,792)
      Sales allowances                            58,419           593,993
      Cash discounts                               2,626           124,635
                                             ------------     -------------
       Total sales deductions                     62,267            634,836
                                             ------------     -------------

      NET SALES                                1,050,567         13,159,629
                                             ------------     -------------

Cost of Sales                                    872,540         11,019,858
                                             ------------     -------------

     GROSS PROFIT                                178,027          2,139,771
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                 55,942            720,966
  General & Admin. expense                        80,979            847,308
  Corporate Fees                                  45,000            529,000
                                             ------------     -------------
   Total S G & A and Environ. Expense            181,921          2,097,274
                                             ------------     -------------

     OPERATING INCOME                             (3,894)            42,497
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                               -             (6,549)
  Interest Expense                                     -                  -
                                             ------------     -------------
   Other Income (Expense)                              -             (6,549)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                             (3,894)            35,948
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                47,000            393,750
 US Trustee Quarterly Fees                         7,000             23,250
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                      54,000            417,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                       (57,894)          (381,052)

Provision for Taxes                              (20,000)          (124,000)
                                             ------------     -------------

NET INCOME (LOSS)                            $   (37,894)     $    (257,052)
                                             ============     =============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                    1/31/03            1/15/02
                                                  -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents            ($69,071)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                        1,350,611         1,161,243
  Inventories - net                                1,957,152         1,498,330
  Other assets - current                             638,479           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,877,171         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                               50,218            36,697
  Intercompany receivable                          9,515,930         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,566,148         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,236,371         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,537,736         5,497,015
  Less: Accum. depreciation and amortization       3,783,391         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,754,345         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 15,197,664      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 1/31/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                   124,029                 -
  Accrued liabilities                                561,265                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    685,294                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                             1,032,346                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                    1,032,346                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                   1,717,640                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt 1                                          -           320,225
  Unsecured debt                                     496,774           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      496,774         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  2,214,414         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                  (257,052)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                12,983,250        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY      $ 15,197,664      $ 14,479,847
                                               =============      ==============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                           0           40,737         40,737                  0
FICA-Employee                         0           30,653         30,653                  0
FICA-Employer                        34           30,879         30,825                 88
Unemployment                          0            3,115          3,115                  0
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                             --------------------------------------------------------------
 TOTAL FEDERAL TAXES                $34         $105,384       $105,330                $88
                             --------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                           0           17,597         17,597                  0
Unemployment                          0            8,624          8,624                  0
Sales                                96              558            432                222
Income Tax                            0                0              0                  0
Real Property                    50,932            4,500              0             55,432
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $51,028          $31,279        $26,653            $55,654
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES       $51,062         $136,663       $131,983            $55,742
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   -------------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                     124,029                0              0             0                     0            124,029
Wages Payable                        362,779                0              0             0                     0            362,779
Taxes Payable (Other than income)     55,742                0              0             0                     0             55,742
Professional Fees                          0                0              0             0                     0                  0
Rent/Lease - Building                      0                0              0             0                     0                  0
Rent/Lease - Equipment                20,559                0              0             0                     0             20,559
Other Accrued Liabilities            122,185                0              0             0                     0            122,185
Deferred Income Taxes Payable              0                0              0             0                     0                  0
Secured Debt                               0                0              0             0                     0                  0
Intercompany Payable               1,032,346                0              0             0                     0          1,032,346
Other LT Liabilities                       0                0              0             0                     0                  0
                                  -------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS          $1,717,640               $0             $0            $0                    $0         $1,717,640
                                  =================================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
----------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
----------------------------------------------------------------------------------
FWT-5291A                              Weekly        40,737             EFT to ADP
FICA-EE-5290A                          Weekly        30,653             EFT to ADP
FICA-ER-5392A                          Weekly        30,825             EFT to ADP
FUI-5390A                              Weekly         3,115             EFT to ADP
SWT-IA-5292A                           Weekly        16,971             EFT to ADP
SUI-SC-5393A                           Weekly           115             EFT to ADP
SWT-SC-5293A                           Weekly           130             EFT to ADP
SUI-IA-5391A                           Weekly         8,509             EFT to ADP
SWT-IL                                 Weekly           496             EFT to ADP
Sales and Use Tax (5397A)              01/31/03         432             4622

























                                                   --------
TOTAL POST PETITION TAXES PAID                     $131,983
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $1,103,826
PLUS Amounts billed during the period                                1,051,788
LESS Amounts collected during the period                               831,285
                                                                    ------------
Total Accounts Receivable at the end of the reporting period        $1,324,329
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                        1,039,657
31-60 days old                                                         144,825
61-90 days old                                                          33,012
91+ days old                                                           106,835
                                                                 ---------------
Total Accounts Receivable                                            1,324,329
Amount considered uncollectible (bad debt)                              16,910
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $1,307,419
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below                         NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.8

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                      2/28/2003
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    -------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    --------------
RECEIPTS
--------
A/R Collections                   $  1,675,070      $  1,599,996     $ 25,992,608     $  27,436,150
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                        -                 -       (1,593,234)         (381,580)
Other                                    5,907                 -           21,305                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  1,680,977         1,599,996       24,420,679        27,054,570
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            381,935           402,685        5,448,726         5,640,250
Payroll Taxes                          151,808           150,261        2,736,690         2,936,515
Accounts Payable                       925,273           854,287       12,819,993        11,199,436
Profit Sharing / Pension                17,230            24,000          296,160         1,849,017
Insurance                                    -             7,088        2,033,959         1,940,230
Commissions                             19,772            30,000          504,085           782,690
Utilities                               73,415            73,417          656,877           728,242
Leases / Rents                          33,983            43,075          329,955           437,986
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -            74,620
Professional Fees-Bankruptcy                 -                 -                -                 -
Capital Expenditures                         -                 -                -                 -
US Trustee Fees                         10,000                 -           30,250            10,000
Court Costs                                  -                 -                -                 -
                                 -------------     -------------     ------------     -------------
     Total disbursements             1,613,416         1,584,813       24,856,695        25,598,986
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $    67,561        $   15,183      $  (436,016)   $    1,455,584
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                                  N/A      Petty cash       $    1,000

  Iowa State Savings Bank                  18082912    Payroll              11,026

   National City Bank                      884096828   Disbursement       (193,196)

                                                                                 -

                                                                        ----------
                                                                        $ (181,170)
                                                                        ==========

Bank reconciliations are available.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of           CUMULATIVE
                                             January 2003        FILING TO DATE
                                            --------------     ----------------

Gross Sales                                   $ 1,552,017        $26,557,797
Less: Defective mat'l returned                          -                  -
      Sales allowances                             22,700            852,695
      Cash discounts                                1,820             40,246
                                             ------------        -----------
           Total sales deductions                  24,520            892,941
                                             ------------        -----------

        NET SALES                               1,527,497         25,664,856
                                             ------------        -----------
Cost of Sales                                   1,577,600         24,437,303
                                             ------------        -----------
        GROSS PROFIT                              (50,103)         1,227,553
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                36,821            756,119
    General & Admin. expense                       75,409            660,526
    Corporate Fees                                 66,000          1,024,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          178,230          2,440,645
                                             ------------        -----------
        OPERATING INCOME                         (228,333)        (1,213,092)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         (228,333)        (1,212,992)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              69,000            774,750
    US Trustee Quarterly Fees                      10,000             30,250
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 79,000            805,000
                                             ------------        -----------
INCOME (LOSS) BEFORE TAXES                       (307,333)        (2,017,992)

Provision for Taxes                              (104,000)          (676,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $   (203,333)      $ (1,341,992)
                                             ============       ============


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                         1/31/03         1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents               ($181,170)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            2,771,053        2,712,548
    Inventories - net                                    3,559,591        6,262,631
    Other assets - current                                 360,950          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          6,510,424        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                  611,802          919,242
    Intercompany receivable                             14,973,106       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                  895,638              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           16,480,546       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,563,896       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,551,892        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 24,542,862     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                      1/31/03          1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                       199,335                -
    Accrued liabilities                                  1,594,427                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     1,793,762                -
                                                     -------------    -------------
           LONG-TERM DEBT - SECURED                              -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation            1,166,000                -
    Deferred income taxes                                        -                -
    Intercompany payable                                         -                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                       1,166,000                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         2,959,762                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt 1                                              -        1,814,744
    Unsecured debt                                       2,602,944        3,668,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          2,602,944        5,483,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        5,562,706        5,483,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      4,381,662        4,381,662
    Retained earnings - postpetition                    (1,341,992)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   18,980,156       20,322,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY            $ 24,542,862     $ 25,805,745
                                                     =============    =============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                          15,201           57,740       53,561           19,380
FICA-Employee                         7,279           44,620       38,421           13,478
FICA-Employer                         7,279           44,620       38,421           13,478
Unemployment                             48            5,213           69            5,192
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 --------------------------------------------------------------
   TOTAL FEDERAL TAXES              $29,807         $152,192     $130,472          $51,527
                                 --------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          14,840           23,490       19,482           18,848
Unemployment                          1,725           21,507        1,854           21,378
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                        93,930            8,020            0          101,950
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 --------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $110,495          $53,017      $21,336         $142,176
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------
TOTAL POST PETITION TAXES          $140,302         $205,209     $151,808         $193,703
                                 ==============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              ---------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    199,335        0            0             0          0           199,335
Wages Payable                       634,471        0            0             0          0           634,471
Taxes Payable (Other than income)   193,703        0            0             0          0           193,703
Professional Fees                    35,742        0            0             0          0            35,742
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           730,511        0            0             0          0           730,511
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                      0        0            0             0          0                 0
Other LT Liabilities              1,166,000        0            0             0          0         1,166,000
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $2,959,762       $0           $0            $0         $0        $2,959,762
                              =================================================================================


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  01/10/03        $2,719        112999
SWCC - Ia W/H                  01/25/03         2,324        113148
Iowa W/H                       01/10/03         8,991         81311
Iowa W/H                       01/25/03         4,853         78488
FIT PAYMENT                    01/02/03         7,993      00540446
FICM-FICA PAYMENT              01/02/03        12,327      00540446
FIT PAYMENT                    01/08/03        14,874       1479911
FICM-FICA PAYMENT              01/08/03        21,693       1479911
FIT PAYMENT                    01/15/03         2,626       1562383
FICM-FICA PAYMENT              01/15/03         5,432       1562383
FIT PAYMENT                    01/22/03        18,138       3063676
FICM-FICA PAYMENT              01/22/03        25,444       3063676
FIT PAYMENT                    01/29/03         7,740       3881347
FICM-FICA PAYMENT              01/29/03        11,337       3881347
Fed Unemployment               01/29/03            69       3881804
Iowa W/H                       01/24/03           557         44702
Iowa W/H                       01/29/03            37         99920
Iowa Unemployment              01/29/03         1,854        113172
FIT PAYMENT                    01/24/03         2,190       3390626
FICM-FICA PAYMENT              01/24/03           610       3390626














                                            -----------
TOTAL POST PETITION TAXES PAID               $151,808
                                            ===========



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  January 31, 2003
                                                                                -----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $3,116,510
PLUS Amounts billed during the period                                       1,453,804
LESS Amounts collected during the period                                    1,675,070
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $2,895,244
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,046,837
31-60 days old                                                                 125,976
61-90 days old                                                                 303,687
91+ days old                                                                   418,744
                                                                       ---------------
Total Accounts Receivable                                                    2,895,244
Amount considered uncollectible (bad debt)                                     128,200
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $2,767,044
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 no
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      No
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.

